Exhibit 99.2 SUPPLEMENTAL FINANCIAL & OPERATING DATA T H I R D Q U A R T E R ENDE D SEPTEMBER 30 , 2020

Disclaimers Forward Looking Statements Certain statements in this presentation and that may be made in meetings are forward-looking statements. Forward-looking statements are based on VICI Properties Inc.’s (“VICI or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, its actual results, performance and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors including, among others: the impact of changes in general economic conditions, including low consumer confidence, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy (including stemming from the COVID-19 pandemic and changes in economic conditions as a result of the COVID-19 pandemic); the Company’s dependence on subsidiaries of Caesars Entertainment, Inc. (“Caesars”), Penn National Gaming, Inc. (“Penn”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), Century Casinos, Inc. (“Century Casinos”) and Rock Ohio Ventures LLC (“JACK Entertainment”) as tenants of our properties and Caesars, Penn, Hard Rock, Century Casinos and JACK Entertainment or certain of their respective subsidiaries as guarantors of the lease payments and the negative consequences any material adverse effect on their respective businesses could have on the Company; the Company’s borrowers’ ability to repay their outstanding loan obligations to the Company; the Company’s dependence on the gaming industry; the Company’s ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust (“REIT”) taxable income in order to qualify for taxation as a REIT and that it distribute 100% of its REIT taxable income in order to avoid current entity-level U.S. Federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of the Company’s tenants to obtain and maintain regulatory approvals in connection with the operation of its properties; the possibility that the Company’s tenants may choose not to renew the respective lease agreements following the initial or subsequent terms of the leases; restrictions on the Company’s ability to sell its properties subject to the lease agreements; Caesars’, Penn’s, Hard Rock’s, Century Casinos’ and JACK Entertainment’s historical results may not be a reliable indicator of their future results; the Company’s substantial amount of indebtedness and ability to service, refinance and otherwise fulfill its obligations under such indebtedness; limits on the Company’s operational and financial flexibility imposed by its debt agreements; the Company’s historical financial information may not be reliable indicators of its future results of operations, financial condition and cash flows; the possibility that the Company’s pending transactions may not be completed or that completion may be unduly delayed; the possibility that the Company identifies significant environmental, tax, legal or other issues that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits it expects to receive) in any of its pending or recently completed transactions; the effects of its recently completed and pending transactions on the Company, including the future impact on its financial condition, financial and operating results, cash flows, strategy and plans; and the possibility the Company’s separation from Caesars Entertainment Operating Company, Inc. fails to qualify as a tax-free spin-off, which could subject it to significant tax liabilities. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the financial condition, results of operations, cash flows and performance of the Company and its tenants. The extent to which the COVID-19 pandemic impacts the Company, its tenants and its pending transactions will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, including the impact of the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures on our tenants, including various state governments and/or regulatory authorities issuing directives, mandates, orders or similar actions restricting freedom of movement and business operations, such as travel restrictions, border closures, business closures, limitations on public gatherings, quarantines and “shelter-at-home” orders that resulted in the temporary closure of our tenants’ operations at our properties, the ability of the Company’s tenants to successfully operate their businesses following the reopening of their respective facilities, including the costs of complying with regulatory requirements necessary to keep the facilities open, including compliance with restrictions and reduced capacity requirements, the need to close any of the facilities after reopening as a result of the COVID-19 pandemic, and the effects of the negotiated capital expenditure reductions and other amendments to the lease agreements that the Company agreed to with certain of its tenants in response to the COVID-19 pandemic. Each of the foregoing could have a material adverse effect on our tenants' ability to satisfy their obligations under their leases with us, including their continued ability to pay rent in a timely manner, or at all, and/or to fund capital expenditures or make other payments required under their leases. In addition, changes and instability in global, national and regional economic activity and financial markets as a result of the COVID-19 pandemic have negatively impacted consumer discretionary spending and travel and are likely to continue to do so, which could have a material adverse effect on our tenants' businesses. Investors are cautioned to interpret many of the risks identified here and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Caesar, Penn, Hard Rock, Century and JACK Entertainment Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars, Penn, Hard Rock, Century and JACK Entertainment included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC (“CEOC”), the Company's significant lessee, have been filed with the SEC. Certain financial and other information for Caesars, Penn, Hard Rock, Century and JACK Entertainment included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of September 30, 2020 unless otherwise indicated. VICI Q3 2020 Supplemental Financial & Operating Data 2

Corporate Overview

VICI

About VICI Properties (NYSE: VICI)

VICI Properties Inc. ("VICI Properties" or the "Company") is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including the world-renowned Caesars Palace. VICI Properties' national, geographically diverse portfolio consists of 29 gaming facilities comprising over 48 million square feet and features approximately 19,200 hotel rooms and more than 200 restaurants, bars and nightclubs. Its properties are leased to industry leading gaming and hospitality operators, including Caesars Entertainment, Inc., Century Casinos Inc., Hard Rock International, JACK Entertainment and Penn National Gaming. VICI Properties also owns four championship golf courses and 34 acres of undeveloped land adjacent to the Las Vegas Strip. VICI Properties' strategy is to create the nation's highest quality and most productive experiential real estate portfolio.

Senior Management

Edward Pitoniak	Chief Executive Officer & Director
John Payne	President & Chief Operating Officer
David Kieske	EVP, Chief Financial Officer
Samantha Gallagher	EVP, General Counsel & Secretary
Gabriel Wasserman	Chief Accounting Officer

Board of Directors

		Independent
James Abrahamson	Director, Chairman of the Board	✓
Diana Cantor	Director, Audit Committee Chair	✓
Monica Douglas	Director	✓
Elizabeth Holland	Director	✓
Craig Macnab	Director, Compensation Committee Chair	✓
Edward Pitoniak	Chief Executive Officer & Director	
Michael Rumbolz	Director, Nominating & Governance Committee Chair	✓

Covering Equity Analysts

Firm	Analyst	Phone	Email
Barclays	Felicia Hendrix	(212) 526-5562	Felicia.hendrix@barclays.com
BofA Merrill Lynch	Shaun Kelley	(646) 855-1005	Shaun.kelley@baml.com
Citi	Smedes Rose	(212) 816-6243	Smedes.rose@citi.com
Deutsche Bank	Carlo Santarelli	(212) 250-5815	Carlo.santarelli@db.com
Evercore ISI	Rich Hightower	(212) 752-0886	Rich.hightower@evercoreisi.com
Goldman Sachs	Stephen Grambling	(212) 902-7832	Stephen.grambling@gs.com
Green Street Advisors	Spenser Allaway	(949) 640-8780	Sallaway@greenstreetadvisors.com
Jefferies	David Katz	(212) 323-3355	Dkatz@jefferies.com
Ladenburg Thalmann & Co.	John Massocca	(212) 409-2543	Jmassocca@ladenburg.com
Macquarie Capital	Jordan Bender	(212) 231-6558	Jordan.bender@macquarie.com
Morgan Stanley	Thomas Allen	(212) 761-3356	Thomas.allen@morganstanley.com
Robert W. Baird	Peter Herman III	(414) 765-3589	Phermann@rwbaird.com
Scotiabank	Greg McGinniss	(212) 225-6906	Greg.mcginniss@scotiabank.com
SMBC Nikko Securities	Richard Anderson	(646) 521-2351	Randerson@smbcnikko-si.com
Stifel Nicolaus	Simon Yarmak	(443) 224-1345	Yarmaks@stifel.com
Truist Securities	Barry Jonas	(212) 590-0998	Barry.jonas@truist.com
Union Gaming	John DeCree	(702) 691-3213	John.decree@uniongaming.com
Wells Fargo	Todd Stender	(562) 637-1371	Todd.stender@wellsfargo.com
Wolfe Research	Jared Shojaian	(214) 699-4506	Jshojaian@wolferesearch.com

Covering High Yield Analysts

Firm	Analyst	Phone	Email
BofA Merrill Lynch	James Kayler	(646) 855-9223	James.f.kayler@baml.com
Deutsche Bank	Luis Chinchilla	(212) 250-9980	Luis.chinchilla@db.com
Goldman Sachs	Komal Patel	(212) 357-9774	Komal.patel@gs.com
J.P. Morgan	Michael Pace	(212) 270-6530	Michael.pace@jpmorgan.com

Contact Information

Corporate Headquarters
VICI Properties Inc.
535 Madison Ave., 20th Fl
New York, NY 10022
(646) 949-4631

Public Markets Detail
Ticker: VICI
Exchange: NYSE

Transfer Agent
Computershare
7530 Lucerne Drive, Suite 305
Cleveland, OH 44130
(800) 962-4284
www.computershare.com

Website
www.viciproperties.com

Investor Relations
investors@viciproperties.com

Public Relations
pr@viciproperties.com

VICI Q3 2020 Supplemental Financial & Operating Data

3

Table of Contents Portfolio & Financial Overview 5 Consolidated Balance Sheets 6-7 Consolidated Statements of Operations 8-9 Revenue Breakdown 10-11 Non‐GAAP Financial Measures 12-13 Capitalization 14 Property Overview 15 Properties Breakdown 16-17 Summary of Current Lease Terms 18-19 Recent Activity 20-21 Embedded Growth Pipeline 22 Definitions of Non-GAAP Financial Measures 23 VICI Q3 2020 Supplemental Financial & Operating Data 4

Portfolio & Financial Overview

(amounts in thousands, except per share data and portfolio and property data)

Financial Highlights

	Three Months Ended				
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Net Income (Loss) Per Share					
Basic	$0.75	$0.47	($0.05)	$0.21	$0.31
Diluted	$0.74	$0.47	($0.05)	$0.21	$0.31
Funds From Operations Per Share[1]					
Basic	$0.75	$0.47	($0.05)	$0.21	$0.31
Diluted	$0.74	$0.47	($0.05)	$0.21	$0.31
Adjusted Funds From Operations Per Share[1]					
Basic	$0.43	$0.36	$0.39	$0.38	$0.36
Diluted	$0.43	$0.36	$0.38	$0.37	$0.35
Net Income (Loss) Attributable to Common Stockholders	$398,274	$229,402	($24,012)	$98,631	$144,435
Adjusted EBITDA[1]	$300,356	$248,413	$244,704	$229,681	$211,669
Annualized Dividend Per Share	$1.32	$1.19	$1.19	$1.19	$1.19
Dividend Yield at Period End	5.6%	5.9%	7.2%	4.7%	5.3%

Summary Capitalization and Credit Ratings

Equity Market Capitalization	$12,541,949
Total Debt	$6,850,000
Cash, Cash Equivalents & Short-Term Investments	$164,030
Enterprise Value	$19,227,919
Net Leverage Ratio[2]	6.5x

Credit Ratings	
Moody's	Ba3
Standard & Poor's	BB
Fitch	BB

Debt Composition



Floating Rate
1%
Fixed Rate
99%



Secured
31%
Unsecured
69%

VICI

Portfolio Data

Properties	29
Golf Courses	4
Developable Las Vegas Strip Land (acres)	34
States	12
MSAs	17
Weighted Average Remaining Lease Term, Including Renewal Options (years) (as of 9/30/2020)	34.7

Tenant MSA Diversity



% of Total SF			
Las Vegas	26%	Omaha	3%
Philadelphia	26%	Laughlin	3%
Dallas	6%	Memphis	2%
San Francisco	6%	Cleveland	2%
Chicago	6%	Pittsburgh	2%
Louisville	5%	Nashville	1%
New Orleans	5%	Cincinnati	1%
Detroit	4%	St. Louis	1%
Kansas City	3%		

Geographic Rent Diversity



Las Vegas
31%
Regional
69%

1. See "Non-GAAP Financial Measures" on pages 12-13 of this presentation for the reconciliations of these Non-GAAP Financial Measures.
2. Net Leverage Ratio is defined as Total Debt less Cash, Cash Equivalents, and Short-Term Investments divided by Adjusted EBITDA for the last twelve months ended September 30, 2020. For the LTM ended September 30, 2020, Adjusted EBITDA reflects the impact of transactions consummated pursuant to the Master Transaction Agreement between the Company and Eldorado Resorts (the "Eldorado Transaction") for the period from the date of its consummation, July 20, 2020, to September 30, 2020, and, as a result, the Net Leverage Ratio as of September 30, 2020 does not reflect a full 12 months of income from the Eldorado Transaction.
3. See "Definitions of Non-GAAP Financial Measures" on page 23 of this presentation for the definition of Adjusted EBITDA.

VICI Q3 2020 Supplemental Financial & Operating Data

5

Consolidated Balance Sheets (amounts in thousands, except share and per share data) September 30, 2020 December 31, 2019 Assets Real estate portfolio: Investments in leases - sales-type and direct financing, net $ 13,009,966 $ 10,734,245 Investments in leases - operating — 1,086,658 Investments in leases - financing receivables, net 2,600,228 — Investments in loans, net 533,713 — Land 158,190 94,711 Cash and cash equivalents 144,057 1,101,893 Short-term investments 19,973 59,474 Other assets 385,703 188,638 Total assets $ 16,851,830 $ 13,265,619 Liabilities Debt, net $ 6,761,832 $ 4,791,563 Accrued interest 47,106 20,153 Deferred financing liability 73,600 73,600 Deferred revenue 309 70,340 Dividends payable 176,982 137,056 Other liabilities 422,462 123,918 Total liabilities 7,482,291 5,216,630 Stockholders' equity Common stock, $0.01 par value, 700,000,000 shares authorized and 536,668,779 and 461,004,742 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively 5,367 4,610 Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at September 30, 2020 and December 31, 2019 — — Additional paid-in capital 9,361,526 7,817,582 Accumulated other comprehensive loss (104,258) (65,078) Retained earnings 29,338 208,069 Total VICI stockholders' equity 9,291,973 7,965,183 Non-controlling interests 77,566 83,806 Total stockholders' equity 9,369,539 8,048,989 Total liabilities and stockholders' equity $ 16,851,830 $ 13,265,619 On January 1, 2020, we adopted ASC 326 – “Credit Losses” (“CECL”) and, as a result, we are required to estimate and record non-cash credit losses related to our historical and any future investments in sales-type and direct financing leases, lease financing receivables and loans. As of September 30, 2020, our Investments in leases - sales-type and direct financing, Investments in leases - financing receivables, Investments in loans and Other assets (sales-type sub-leases) are net of $467.0 million, $93.0 million, $3.2 million and $7.2 million of Allowance for credit losses, respectively. The credit loss standard does not require retrospective application and as such there is no corresponding allowance as of December 31, 2019. Refer to Note 6 - Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for further details. VICI Q3 2020 Supplemental Financial & Operating Data 6

Consolidated Balance Sheets – Quarterly

VICI

(amounts in thousands, except share and per share data)

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Assets				
Real estate portfolio:				
Investments in leases - sales-type and direct financing, net	$ 13,009,966	$ 10,372,656	$ 10,330,728	$ 10,734,245
Investments in leases - operating	—	1,086,658	1,086,658	1,086,658
Investments in leases - financing receivables, net	2,600,228	812,636	794,055	—
Investments in loans, net	533,713	49,876	48,470	—
Land	158,190	94,711	94,711	94,711
Cash and cash equivalents	144,057	1,680,536	369,052	1,101,893
Restricted cash	—	2,000,000	2,002,032	—
Short-term investments	19,973	—	—	59,474
Other assets	385,703	180,561	181,507	188,638
Total assets	**$ 16,851,830**	**$ 16,277,634**	**$ 14,907,213**	**$ 13,265,619**
Liabilities				
Debt, net	$ 6,761,832	$ 6,758,132	$ 6,754,485	$ 4,791,563
Accrued interest	47,106	48,828	51,162	20,153
Deferred financing liability	73,600	73,600	73,600	73,600
Deferred revenue	309	358	476	70,340
Dividends payable	176,982	158,659	139,304	137,056
Other liabilities	422,462	163,646	164,155	123,918
Total liabilities	**7,482,291**	**7,203,223**	**7,183,182**	**5,216,630**
Stockholders' equity				
Common stock	5,367	5,337	4,686	4,610
Preferred stock	—	—	—	—
Additional paid-in capital	9,361,526	9,296,511	8,018,568	7,817,582
Accumulated other comprehensive loss	(104,258)	(117,265)	(118,216)	(65,078)
Retained earnings (deficit)	29,338	(191,835)	(262,470)	208,069
Total VICI stockholders' equity	9,291,973	8,992,748	7,642,568	7,965,183
Non-controlling interests	77,566	81,663	81,463	83,806
Total stockholders' equity	9,369,539	9,074,411	7,724,031	8,048,989
Total liabilities and stockholders' equity	**$ 16,851,830**	**$ 16,277,634**	**$ 14,907,213**	**$ 13,265,619**

As of September 30, 2020, our Investments in leases - sales-type and direct financing, Investments in leases - financing receivables, Investments in loans and Other assets (sales-type sub-leases) are net of $467.0 million, $93.0 million, $3.2 million and $7.2 million of Allowance for credit losses, respectively. As of June 30, 2020, our Investments in leases – sales-type and direct financing, Investments in leases – financing receivables and Investments in loans are net of $355.3 million, $37.6 million and $0.4 million of Allowance for credit losses, respectively. As of March 31, 2020, our Investments in leases – sales-type and direct financing, Investments in leases – financing receivables and Investments in loans are net of $400.4 million, $56.6 million and $1.9 million of Allowance for credit losses, respectively. The credit loss standard does not require retrospective application and as such there is no corresponding allowance as of December 31, 2019. Refer to Note 6 - Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for further details.

VICI Q3 2020 Supplemental Financial & Operating Data

7

VICI

Consolidated Statements of Operations

(amounts in thousands, except share and per share data)

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Revenues				
Income from sales-type and direct financing leases	$ 270,274	$ 206,001	$ 718,421	$ 603,300
Income from operating leases	3,638	10,913	25,464	32,740
Income from lease financing receivables and loans	52,827	—	82,696	—
Other income	7,276	—	8,702	—
Golf operations	5,638	5,599	17,273	21,221
Revenues	339,653	222,513	852,556	657,261
Operating expenses				
General and administrative	8,047	6,717	22,560	19,460
Depreciation	910	1,000	2,990	2,948
Other expenses	7,263	—	8,702	—
Golf operations	4,672	5,423	13,181	14,363
Change in allowance for credit losses [1]	177,052	—	261,080	—
Transaction and acquisition expenses	2,026	993	7,703	4,749
Total operating expenses	199,970	14,133	316,216	41,520
Operating income	139,683	208,380	536,340	615,741
Interest expense	(77,399)	(68,531)	(231,185)	(176,936)
Interest income	214	6,690	6,743	15,861
Loss from extinguishment of debt	—	—	(39,059)	—
Gain upon lease modification [2]	333,352	—	333,352	—
Income before income taxes	395,850	146,539	606,191	454,666
Income tax benefit (expense)	368	(24)	(395)	(1,098)
Net income	396,218	146,515	605,796	453,568
Less: Net loss (income) attributable to non-controlling interest	2,056	(2,080)	(2,132)	(6,235)
Net income attributable to common stockholders	$ 398,274	$ 144,435	$ 603,664	$ 447,333
Net income per common share				
Basic	$ 0.75	$ 0.31	$ 1.22	$ 1.05
Diluted	$ 0.74	$ 0.31	$ 1.21	$ 1.04
Weighted average number of shares of common stock outstanding				
Basic	533,407,916	460,666,295	496,002,850	426,437,889
Diluted	536,180,175	465,771,668	499,982,269	428,366,146
Impact to net income related to non-cash change in allowance for credit losses - CECL [1]	$ (177,052)	$ —	$ (261,080)	$ —
Per share impact related to non-cash change in allowance for credit losses -				
Basic	$ (0.33)	$ —	$ (0.53)	$ —
Diluted	$ (0.33)	$ —	$ (0.52)	$ —

1. Refer to Note 6 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for further details.
2. Refer to Note 10 – Fair Value within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for further details.

VICI Q3 2020 Supplemental Financial & Operating Data

8

Consolidated Statements of Operations – Quarterly

VICI

(amounts in thousands, except share and per share data)

	Three Months Ended			
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Revenues				
Income from sales-type and direct financing leases	$ 270,274	$ 223,895	$ 224,252	$ 218,905
Income from operating leases	3,638	10,913	10,913	10,913
Income from lease financing receivables and loans	52,827	17,026	12,843	—
Other income	7,276	733	693	—
Golf operations	5,638	5,335	6,300	7,719
Revenues	339,653	257,902	255,001	237,537
Operating expenses				
General and administrative	8,047	7,498	7,015	5,109
Depreciation	910	1,213	867	883
Other expenses	7,263	736	703	—
Golf operations	4,672	4,139	4,370	4,538
Change in allowance for credit losses [1]	177,052	(65,480)	149,508	—
Transaction and acquisition expenses	2,026	1,160	4,517	249
Total operating expenses	199,970	(50,734)	166,980	10,779
Operating income	139,683	308,636	88,021	226,758
Interest expense	(77,399)	(77,693)	(76,093)	(71,448)
Interest income	214	1,009	5,520	4,153
Loss from extinguishment of debt	—	—	(39,059)	(58,143)
Gain upon lease modification [2]	333,352	—	—	—
Income (loss) before income taxes	395,850	231,952	(21,611)	101,320
Income tax benefit (expense)	368	(309)	(454)	(607)
Net income (loss)	396,218	231,643	(22,065)	100,713
Less: Net loss (income) attributable to non-controlling interest	2,056	(2,241)	(1,947)	(2,082)
Net income (loss) attributable to common stockholders	$ 398,274	$ 229,402	$ (24,012)	$ 98,631
Net income (loss) per common share				
Basic	$ 0.75	$ 0.47	$ (0.05)	$ 0.21
Diluted	$ 0.74	$ 0.47	$ (0.05)	$ 0.21
Weighted average number of shares of common stock outstanding				
Basic	533,407,916	489,012,165	465,177,425	460,689,199
Diluted [3]	536,180,175	489,213,427	465,177,425	472,642,363
Impact to net income (loss) related to non-cash change in allowance for credit losses - CECL [1]	$ (177,052)	$ 65,480	$ (149,508)	—
Per share impact related to non-cash change in allowance for credit losses - CECL				
Basic	$ (0.33)	$ 0.13	$ (0.32)	—
Diluted	$ (0.33)	$ 0.13	$ (0.32)	—

1. Refer to Note 6 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for further details.
2. Refer to Note 10 – Fair Value within our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for further details.
3. For the calculation of diluted net (loss) income per common share for the quarter ending March 31, 2020, the diluted weighted average number of shares of common stock outstanding is equal to the basic weighted average number of shares of common stock outstanding. Refer to page 13 for further details.

VICI Q3 2020 Supplemental Financial & Operating Data

9

Revenue Breakdown

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Contractual leasing revenues (cash rent)				
Caesars Las Vegas Master Lease [1]	$ 93,819	$ 73,158	$ 242,269	$ 219,474
Caesars Regional Master Lease & Joliet Lease [2]	157,768	125,255	412,035	375,765
Margaritaville Lease	5,886	5,800	17,629	17,338
Greektown Lease	13,889	13,889	41,667	19,862
Hard Rock Lease	10,687	1,306	32,062	1,306
Century Master Lease	6,250	—	18,750	—
JACK Entertainment Master Lease [2]	16,470	—	45,337	—
Total contractual leasing revenues (cash rent)	304,769	219,408	809,749	633,745
Income from loans				
JACK Entertainment Loan	1,547	—	3,502	—
Caesars Forum Convention Center Loan	1,112	—	1,112	—
Chelsea Piers Loan	392	—	392	—
Total income from loans	3,051	—	5,006	—
Golf operations	5,638	5,599	17,273	21,221
Total cash revenue	313,458	225,007	832,028	654,966
Non-cash lease adjustments [3]				
Caesars Las Vegas Master Lease	8,064	(1,957)	1,956	(5,793)
Caesars Regional Master Lease & Joliet Lease [2]	15,214	4,935	22,227	14,406
Margaritaville Lease	(1,142)	(2,536)	(3,311)	(3,112)
Greektown Lease	(2,549)	(2,936)	(7,467)	(3,206)
Hard Rock Lease	(237)	—	(685)	—
Century Master Lease	254	—	744	—
JACK Entertainment Master Lease [2]	(662)	—	(1,585)	—
Total non-cash lease adjustments	18,942	(2,494)	11,879	2,295
Income from loans non-cash adjustment	(23)	—	(53)	—
Total non-cash adjustments	18,919	(2,494)	11,826	2,295
Other income	7,276	—	8,702	—
Total GAAP revenues	$ 339,653	$ 222,513	$ 852,556	$ 657,261

1. Includes income from operating leases.
2. The JACK Entertainment Master Lease Agreement and Harrah's New Orleans, Harrah's Atlantic City, and Harrah's Laughlin properties under the Caesars Regional Master Lease Agreement are classified as lease financing receivables.
3. Amounts represent the non-cash adjustment to income from sales-type leases, direct financing leases and lease financing receivables in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases.

VICI Q3 2020 Supplemental Financial & Operating Data

10

Revenue Breakdown – Quarterly

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended			
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Contractual leasing revenues (cash rent)				
Caesars Las Vegas Master Lease [1]	$ 93,819	$ 74,225	$ 74,225	$ 73,722
Caesars Regional Master Lease & Joliet Lease	157,768	127,134	127,133	126,507
Margaritaville Lease	5,886	5,886	5,857	5,800
Greektown Lease	13,889	13,889	13,889	13,889
Hard Rock Lease	10,687	10,687	10,688	10,687
Century Master Lease	6,250	6,250	6,250	1,747
JACK Entertainment Master Lease [2]	16,470	16,470	12,397	—
Total contractual leasing revenues (cash rent)	304,769	254,541	250,439	232,352
Income from loans				
JACK Entertainment Loan	1,547	1,119	836	—
Caesars Forum Convention Center Loan	1,112	—	—	—
Chelsea Piers Loan	392	—	—	—
Total income from loans	3,051	1,119	836	—
Golf operations	5,638	5,335	6,300	7,719
Total cash revenue	313,458	260,995	257,575	240,071
Non-cash lease adjustments [3]				
Caesars Las Vegas Master Lease	8,064	(3,095)	(3,013)	(2,551)
Caesars Regional Master Lease & Joliet Lease [2]	15,214	3,448	3,565	3,805
Margaritaville Lease	(1,142)	(1,122)	(1,047)	(1,098)
Greektown Lease	(2,549)	(2,508)	(2,410)	(2,452)
Hard Rock Lease	(237)	(233)	(215)	(238)
Century Master Lease	254	247	243	—
JACK Entertainment Master Lease	(662)	(546)	(377)	—
Total non-cash lease adjustments	18,942	(3,809)	(3,254)	(2,534)
Income from loans non-cash adjustment	(23)	(17)	(13)	—
Total non-cash adjustments	18,919	(3,826)	(3,267)	(2,534)
Other income	7,276	733	693	—
Total GAAP revenues	$ 339,653	$ 257,902	$ 255,001	$ 237,537

1. Includes income from operating leases.
2. The JACK Entertainment Master Lease Agreement and Harrah's New Orleans, Harrah's Atlantic City, and Harrah's Laughlin properties under the Caesars Regional Master Lease Agreement are classified as lease financing receivables.
3. Amounts represent the non-cash adjustment to income from sales-type leases, direct financing leases and lease financing receivables in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases.

VICI Q3 2020 Supplemental Financial & Operating Data

11

Non‐GAAP Financial Measures (amounts in thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 Net income attributable to common stockholders $ 398,274 $ 144,435 $ 603,664 $ 447,333 Real estate depreciation — — — — Funds From Operations (FFO)1 398,274 144,435 603,664 447,333 Non-cash leasing and financing adjustments (18,919) 2,494 (11,826) (2,295) Non-cash change in allowance for credit losses 177,052 — 261,080 — Transaction and acquisition expenses 2,026 993 7,703 4,749 Non-cash stock-based compensation 2,013 1,404 5,375 3,821 Amortization of debt issuance costs and original issue discount 4,368 14,816 15,504 18,180 Other depreciation 879 997 2,905 2,940 Capital expenditures (337) (588) (1,982) (1,991) Loss on extinguishment of debt — — 39,059 — Non-cash gain upon lease modification (333,352) — (333,352) — Non-cash adjustments attributable to non-controlling interests (4,097) 69 (3,990) 202 Adjusted Funds From Operations (AFFO)1 227,907 164,620 584,140 472,939 Interest expense, net 72,817 47,025 208,938 142,895 Income tax (benefit) expense (368) 24 395 1,098 1 Adjusted EBITDA $ 300,356 $ 211,669 $ 793,473 $ 616,932 Net income per common share Basic $ 0.75 $ 0.31 $ 1.22 $ 1.05 Diluted $ 0.74 $ 0.31 $ 1.21 $ 1.04 FFO per common share Basic $ 0.75 $ 0.31 $ 1.22 $ 1.05 Diluted $ 0.74 $ 0.31 $ 1.21 $ 1.04 AFFO per common share Basic $ 0.43 $ 0.36 $ 1.18 $ 1.11 Diluted $ 0.43 $ 0.35 $ 1.17 $ 1.10 Weighted average number of shares of common stock outstanding Basic 533,407,916 460,666,295 496,002,850 426,437,889 Diluted 536,180,175 465,771,668 499,982,269 428,366,146 1. See definitions of Non-GAAP Financial Measures on page 23 of this presentation. VICI Q3 2020 Supplemental Financial & Operating Data 12

Non-GAAP Financial Measures – Quarterly

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended			
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income (loss) attributable to common stockholders	$ 398,274	$ 229,402	$ (24,012)	$ 98,631
Real estate depreciation	—	—	—	—
Funds From Operations (FFO)[1]	**398,274**	**229,402**	**(24,012)**	**98,631**
Non-cash leasing and financing adjustments	(18,919)	3,826	3,267	2,534
Non-cash change in allowance for credit losses	177,052	(65,480)	149,508	—
Transaction and acquisition expenses	2,026	1,160	4,517	249
Non-cash stock-based compensation	2,013	2,012	1,350	1,402
Amortization of debt issuance costs and original issue discount	4,368	4,837	6,299	14,854
Other depreciation	879	1,183	843	875
Capital expenditures	(337)	(883)	(762)	(106)
Loss on extinguishment of debt	—	—	39,059	58,143
Non-cash gain upon lease modification	(333,352)	—	—	—
Non-cash adjustments attributable to non-controlling interests	(4,097)	200	(93)	51
Adjusted Funds From Operations (AFFO)[1]	**227,907**	**176,257**	**179,976**	**176,633**
Interest expense, net	72,817	71,847	64,274	52,441
Income tax (benefit) expense	(368)	309	454	607
Adjusted EBITDA[1]	**$ 300,356**	**$ 248,413**	**$ 244,704**	**$ 229,681**
Net income (loss) per common share				
Basic	$ 0.75	$ 0.47	$ (0.05)	$ 0.21
Diluted	$ 0.74	$ 0.47	$ (0.05)	$ 0.21
FFO per common share				
Basic	$ 0.75	$ 0.47	$ (0.05)	$ 0.21
Diluted	$ 0.74	$ 0.47	$ (0.05)	$ 0.21
Weighted average number of shares of common stock outstanding - Net Income (Loss) and FFO				
Basic	533,407,916	489,012,165	465,177,425	460,689,199
Diluted	536,180,175	489,213,427	465,177,425	472,642,363
AFFO per common share				
Basic	$ 0.43	$ 0.36	$ 0.39	$ 0.38
Diluted	$ 0.43	$ 0.36	$ 0.38	$ 0.37
Weighted average number of shares of common stock outstanding - AFFO				
Basic	533,407,916	489,012,165	465,177,425	460,689,199
Diluted[2]	536,180,175	489,213,427	475,552,624	472,642,363

1. See definitions of Non-GAAP Financial Measures on page 23 of this presentation.
2. For the three months ended March 31, 2020, the diluted weighted average number of shares of common stock outstanding in relation to AFFO is adjusted to include the dilutive effect, using the treasury stock method, of the assumed conversion of our restricted stock in the amount of 83,367 shares and the assumed settlement of our June 2019 Forward Sale Agreements in the amount of 10,291,832 shares. For the three months ended March 31, 2020, such amounts have been excluded from the diluted weighted average number of shares of common stock in relation to net loss and FFO as these were in loss positions and the effect of inclusion would have been anti-dilutive.

VICI Q3 2020 Supplemental Financial & Operating Data

13

VICI

Capitalization

($ amounts in thousands, except share and per share data)

Debt	Maturity Date	Interest Rate	Interest Frequency	Credit Rating Moody's/S&P/Fitch	Balance as of September 30, 2020	% of Total	Prepayment Option	Years to Maturity
VICI PropCo Senior Secured Credit Facilities								
Revolving Credit Facility	5/15/2024	L+2.00%	Monthly[1]		-	0%	-	3.6 years
Term Loan B Facility	12/22/2024	L+1.75%[2]	Monthly[3]	Ba2 / BBB- / BBB-	2,100,000	31%	Par	4.2 years
Senior Unsecured Notes Due 2025	2/15/2025	3.50%	Semi-Annually	Ba3 / BB / BB	750,000	11%	NC 2	4.4 years
Senior Unsecured Notes Due 2026	12/1/2026	4.25%	Semi-Annually	Ba3 / BB / BB	1,250,000	18%	NC 3	6.2 years
Senior Unsecured Notes Due 2027	2/15/2027	3.75%	Semi-Annually	Ba3 / BB / BB	750,000	11%	NC 3	6.4 years
Senior Unsecured Notes Due 2029	12/1/2029	4.63%	Semi-Annually	Ba3 / BB / BB	1,000,000	15%	NC 5	9.2 years
Senior Unsecured Notes Due 2030	8/15/2030	4.13%	Semi-Annually	Ba3 / BB / BB	1,000,000	15%	NC 5	9.9 years
Total Debt		**4.18%[4]**			**$6,850,000**	**100%**		**6.4 years**
			Fixed Rate		$6,750,000	99%		
			Variable Rate		$100,000	1%		

Equity	
Shares Outstanding as of 9/30/2020	536,668,779
Share Price as of 9/30/2020	$23.37
Equity Market Capitalization	**$12,541,949**

Enterprise Value	
Total Debt plus Equity Market Capitalization	$19,391,949
Less: Cash, Cash Equivalents & Short Term Investments	164,030
Total Enterprise Value	**$19,227,919**

Total Liquidity	
Revolving Credit Facility Capacity (Undrawn as of 9/30/2020)	$1,000,000
Outstanding Equity Forward (Equity Issuance Price as of 9/30/2020)	557,037
Cash, Cash Equivalents & Short Term Investments	164,030
Total Liquidity	**$1,721,067**

1. Commitment fees (0.375%-0.500% depending on leverage) on the undrawn portion of the Revolving Credit Facility are paid quarterly.
2. On April 24, 2018, VICI swapped $1.5 billion of variable rate debt at a fixed rate of 2.8297%. The interest rate swap agreements each have an effective date of May 22, 2018 and a termination date of April 22, 2023. On January 3, 2019, VICI swapped $500 million of variable rate debt at a blended rate of 2.38%. The interest rate swap agreements each have an effective date of January 22, 2019 and a termination date of January 22, 2021.
3. The Term Loan B Facility requires scheduled quarterly payments in amounts equal to 0.25% of the original principal amount adjusted for prepayments permitted pursuant to the Credit Agreement dated December 22, 2017 (the "Credit Agreement").
4. Based on one month LIBOR of 0.15% as of September 30, 2020. Includes impact of interest rate swaps.

VICI Q3 2020 Supplemental Financial & Operating Data

14

Property Overview

VICI

Caesars Palace Las Vegas


Caesars

Hard Rock Cincinnati


Hard Rock

JACK Cleveland


JACK Entertainment


Lake Tahoe
Las Vegas
Laughlin
Council Bluffs
North Kansas City
Joliet / Hammond
Detroit
Cleveland
Philadelphia
Atlantic City
Cincinnati
Louisville
Metropolis
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans

★ **CURRENT PORTFOLIO**

★ **PENDING DISPOSITIONS[1]**
Bally's Atlantic City
Harrah's Louisiana Downs

★ **OWNED GOLF COURSES**
Cascata, Boulder City, NV
Rio Secco, Henderson, NV
Grand Bear, Saucier, MS
Chariot Run, Laconia, IN

★ **DESIGNATED PUT-CALL PROPERTIES[2]**
Indiana Grand Racing & Casino
Harrah's Hoosier Park
Caesars Forum Convention Center

★ **DESIGNATED ROFR PROPERTIES[3]**
Bally's Las Vegas
Flamingo Las Vegas
Paris Las Vegas
Planet Hollywood
The LINQ
Horseshoe Baltimore

Harrah's Lake Tahoe


Caesars

Century Casino Cape Girardeau


Isle
Century Casinos

Greektown Casino-Hotel


Penn National Gaming

VICI Continues to Diversify its Rent Base

At Formation


% LV Rent
26%
74%
% Regional Rent

Current


% LV Rent
31%
69%
% Regional Rent

1. On April 24, 2020, VICI and Caesars entered into definitive agreements to sell Bally's Atlantic City for $25 million to a third party; the proceeds shall be split ~$19.0 million to VICI and ~$6.0 million to Caesars. On September 3, 2020, VICI and Caesars entered into definitive agreements to sell Harrah's Louisiana Downs for $22 million to a third party; the proceeds shall be split ~$5.5 million to VICI and ~$16.5 million to Caesars. The annual rent payments under the Regional Master Lease will remain unchanged following completion of the dispositions. The dispositions are subject to customary closing conditions and regulatory approvals.
2. The put/call agreement on Harrah's Hoosier Park and Indiana Grand Racing & Casino (13.0x call/12.5x put) can be exercised between January 1, 2022 and December 31, 2024. The Caesars Forum call right can be exercised between September 18, 2025 and December 31, 2026 and the put right can be exercised between January 1, 2024 and December 31, 2024 at 13.0x
3. With respect to the ROFR assets in Las Vegas, the first will be selected from: Flamingo Las Vegas, Bally's Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino, with the second to be selected from one of the previous four plus the LINQ Hotel & Casino. Caesars does not have a contractual obligation to sell the properties subject to the ROFRs and will make independent financial decisions regarding whether to trigger the ROFRs. The exercise of the ROFR over Horseshoe Baltimore is subject to any consent required from applicable joint venture partners of Caesars, and Caesars will make an independent financial decision regarding whether to trigger the ROFR over Horseshoe Baltimore.

VICI Q3 2020 Supplemental Financial & Operating Data

15

Properties Breakdown

VICI

Major MSAs Served	Property Name	Location	Total Sq. Ft. (000s)	Casino Sq. Ft. (000s)	Meeting Sq. Ft. (000s)	Slot Machines	Table Games	Hotel Rooms
Chicago	Horseshoe Hammond	Hammond, IN	1,716	117	--	2,140	150	--
	Harrah's Joliet	Joliet, IL	1,011	39	6	1,090	40	200
Cincinnati	Hard Rock Cincinnati	Cincinnati, OH	450	100	33	1,800	100	--
Cleveland	JACK Cleveland	Cleveland, OH	294	96	--	1,330	120	--
	JACK Thistledown Racino	North Randall, OH	644	57	--	1,480	--	--
Dallas	Horseshoe Bossier City	Bossier City, LA	1,419	28	22	1,150	70	600
	Harrah's Louisiana Downs[1]	Bossier City, LA	1,118	12	29	820	--	--
	Margaritaville Bossier City	Bossier City, LA	375	30	--	1,221	50	395
Detroit	Greektown Casino	Detroit, MI	2,199	100	14	2,601	62	400
Kansas City	Harrah's North Kansas City	North Kansas City, MO	1,435	60	13	1,240	60	390
Las Vegas	Caesars Palace Las Vegas	Las Vegas, NV	8,579	124	300	1,490	170	3,970
	Harrah's Las Vegas	Las Vegas, NV	4,100	89	24	1,250	90	2,540
Laughlin	Harrah's Laughlin	Laughlin, NV	1,413	56	7	880	40	1,510
Louisville	Caesars Southern Indiana	Elizabeth, IN	2,510	74	24	1,200	90	500
Memphis	Horseshoe Tunica	Robinsonville, MS	1,008	63	20	1,030	100	510
Nashville	Harrah's Metropolis	Metropolis, IL	474	24	--	840	30	260
New Orleans	Harrah's Gulf Coast	Biloxi, MS	1,031	31	--	770	30	500
	Harrah's New Orleans	New Orleans, LA	1,180	101	47	1,490	160	450
Omaha	Harrah's Council Bluffs	Council Bluffs, IA	790	21	6	520	20	250
	Horseshoe Council Bluffs	Council Bluffs, IA	632	60	--	1,370	70	150
Pittsburgh	Mountaineer Casino	New Cumberland, WV	894	72	70	1,140	42	357

1. On September 3, 2020, VICI and Caesars entered into definitive agreements to sell Harrah's Louisiana Downs for $22 million to a third party. The proceeds of the transaction shall be split ~$5.5 million to VICI and ~$16.5 million to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition.

VICI Q3 2020 Supplemental Financial & Operating Data

16

Properties Breakdown (Continued)

VICI

Major MSAs Served	Property Name	Location	Total Sq. Ft. (000s)	Casino Sq. Ft. (000s)	Meeting Sq. Ft. (000s)	Slot Machines	Table Games	Hotel Rooms
Philadelphia	Caesars Atlantic City	Atlantic City, NJ	3,632	116	29	1,890	130	1,140
	Bally's Atlantic City[1]	Atlantic City, NJ	2,547	127	64	1,770	160	1,210
	Harrah's Atlantic City	Atlantic City, NJ	4,470	156	125	2,050	170	2,590
	Harrah's Philadelphia	Chester, PA	2,000	111	12	2,270	110	--
San Francisco / Sacramento	Harvey's Lake Tahoe	Lake Tahoe, NV	1,670	51	19	610	50	740
	Harrah's Lake Tahoe	Stateline, NV	1,057	54	18	770	60	510
St. Louis	Century Casino Cape Girardeau	Cape Girardeau, MO	167	42	8	844	24	--
	Century Casino Caruthersville	Caruthersville, MO	90	21	12	511	9	--
Total VICI Properties								
17 MSAs	**29 Properties**	**12 States**	**48,905**	**2,033**	**902**	**37,567**	**2,207**	**19,172**
Golf Courses	Cascata Golf Course	Boulder City, NV	37	--	--	--	--	--
	Rio Secco Golf Course	Henderson, NV	30	--	--	--	--	--
	Grand Bear Golf Course	Saucier, MS	5	--	--	--	--	--
	Chariot Run Golf Course	Laconia, IN	5	--	--	--	--	--

1. On April 24, 2020, VICI and Caesars entered into definitive agreements to sell Bally's Atlantic City for $25 million to a third party. The proceeds of the transaction shall be split ~$19.0 million to VICI and ~$6.0 million to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition.

VICI Q3 2020 Supplemental Financial & Operating Data

17

Summary of Current Lease Terms

VICI

	Regional Master Lease and Joliet Lease[1]	Las Vegas Master Lease[1]	Margaritaville Bossier City Lease	Greektown Lease
Tenant	Caesars Entertainment	Caesars Entertainment	Penn National Gaming	Penn National Gaming
Current Annual Cash Rent	$662.5 Million[2]	$395.4 Million	$23.5 Million	$55.6 Million
Current Lease Year	Nov. 1, 2019 – Oct. 31, 2020 Lease Year 3	Nov. 1, 2019 – Oct. 31, 2020 Lease Year 3	Feb. 1, 2020 – Jan. 31, 2021 Lease Year 2	June 1, 2020 – May 31, 2021 Lease Year 2
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter, subject to 2% floor	>2% / change in CPI, subject to 2% floor	2% for Building Base Rent ($17.2 Million)	2% for Building Base Rent ($42.8 Million)
Coverage Floor	None	None	Net Revenue to Rent Ratio: 6.1x beginning in year 2	Net Revenue to Rent Ratio to be mutually agreed upon prior to the commencement of lease year 4
Rent Adjustment[3]	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Percentage (Variable) Rent adjusts every 2 years beginning in year 3
Variable Rent Adjustment Mechanic[3]	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of the average net revenues for trailing 2-year period less threshold amount	4% of the average net revenues for trailing 2-year period less threshold amount
Term	18-year initial term with four 5-year renewal options[4]		15-year initial term with four 5-year renewal options	
Guarantor	Caesars Entertainment, Inc.	Caesars Entertainment, Inc.	Penn National Gaming	Penn National Gaming
Capex	$422mm (together with CPLV) required over rolling 3-year period at $119mm minimum per year ($328mm allocated to regional assets, $84mm allocated to CPLV, and $10mm allocated by the tenant)	CPLV: $84mm (included in the $422mm required under Regional Master Lease) over rolling 3-year period HLV: $171mm between 2017 and 2021; Capex at 1% of net revenue thereafter	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenue based on a four-year average

1. Regional Master Lease consists of 18 Caesars properties leased from VICI and the Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah's Las Vegas.
2. Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, Current Annual Cash Rent is $654.4 million.
3. Rent adjustments in the Regional Master Lease and Las Vegas Master Lease occur in lease years based on a lease commencement date of October 6, 2017.
4. Upon the consummation of the Eldorado Transaction, the Caesars Lease Agreements were extended such that each lease has a full 15-year initial lease term from the date of consummation.

VICI Q3 2020 Supplemental Financial & Operating Data

18

Summary of Current Lease Terms (Continued)

VICI

	Hard Rock Cincinnati Lease	Century Master Lease	JACK Cleveland / Thistledown Master Lease[1]
Tenant	Hard Rock Entertainment	Century Casinos	JACK Entertainment
Current Annual Cash Rent	$43.4 Million	$25.0 Million	$65.9 Million[1]
Current Lease Year	Oct. 1, 2020 – Sept. 30, 2021 Lease Year 2	Dec. 6, 2019 – Dec. 31, 2020 Lease Year 1	Jan. 24, 2020 – Jan. 31, 2021 Lease Year 1
Annual Escalator	1.5% in years 2-4 > 2.0% / CPI thereafter	1.0% in years 2-3 > 1.25% / CPI thereafter	1.0% in years 3-4 1.5% in years 5-7 > 1.5% / CPI thereafter (capped at 2.5%)
Coverage Floor	None[2]	Net Revenue to Rent Ratio: 7.5x beginning in year 6	Net Revenue to Rent Ratio: 4.9x beginning in year 6
Rent Adjustment	Year 8: 80% Base (subject to escalator) / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable
Variable Rent Adjustment Mechanic	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7	4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10
Term	Initial term of 15-years with four 5-year renewals		Initial term of 20 years with three 5-year renewals
Guarantor	Seminole Hard Rock Entertainment, Inc.	Century Casinos, Inc.	Rock Ohio Ventures LLC
Capex	Minimum 1% of Net Revenues	Minimum 1% of Net Revenue on a rolling three-year basis for each individual facility; 1% of Net Gaming Revenue per fiscal year for the facilities collectively[3]	Initial minimum of $30 million in first 3 years; 1% of Net Revenues beginning in lease year 4, based on a rolling three-year basis[4]

1. As amended on July 16, 2020. Commencing April 1, 2022, rent will increase by $1.8 million in connection with the funding of a new gaming patio amenity at JACK Thistledown Racino.
2. Starting in lease year 5, if the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year.
3. Capex requirements commence January 1, 2021.
4. Minimum of $30 million includes amounts spent on the gaming patio amenity at JACK Thistledown Racino, gaming equipment and the May Company Garage from the period commencing April 1, 2019 until December 31, 2022.

VICI Q3 2020 Supplemental Financial & Operating Data

19

VICI

Recently Announced Transaction Activity

($ in millions)

Pending Dispositions

Property	Announcement Date	Status	Rent	Yield	Proceeds	Tenant
Bally's Atlantic City[1] (Atlantic City, NJ)	4/24/2020	Expected Q4 2020	No Change to Rent under Regional Master Lease	N/A	~$19.0	N/A
Harrah's Louisiana Downs[2] (Bossier City, LA)	9/3/2020	Expected Q1 2021	No Change to Rent under Regional Master Lease	N/A	~$5.5	N/A

1. On April 24, 2020, VICI and Caesars entered into definitive agreements to sell Bally's Atlantic City for $25 million to a third party. The proceeds of the transaction shall be split ~$19.0 million to VICI and ~$6.0 million to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition. The disposition is subject to customary closing conditions and regulatory approvals.
2. On September 3, 2020, VICI and Caesars entered into definitive agreements to sell Harrah's Louisiana Downs for $22 million to a third party. The proceeds of the transaction shall be split ~$5.5 million to VICI and ~$16.5 million to Caesars, while the annual rent payments under the Regional Master Lease will remain unchanged following completion of the disposition.

VICI Q3 2020 Supplemental Financial & Operating Data

20

VICI

Completed Transactions & Capital Markets Activity

($ in millions)

Completed Transactions

Property / Loan	Announcement Date	Closing Date	Rent / Income	Multiple / Cap Rate / Yield	Price / Proceeds / Loan Size	Tenant / Borrower
Chelsea Piers New York	-	8/31/2020	$4.6	7.0%	$65.0[1]	Chelsea Piers
Caesars Forum Mortgage Loan	6/15/2020	9/18/2020	$30.8	7.7%	$400.0	Caesars Entertainment
Harrah's New Orleans Harrah's Atlantic City Harrah's Laughlin	6/24/2019	7/20/2020	$154.0	11.8x / 8.4%	$1,823.0	Caesars Entertainment
CPLV and HLV Lease Modifications	6/24/2019	7/20/2020	$98.5	14.3x / 7.0%	$1,404.0	Caesars Entertainment
JACK Entertainment Loan	Various	Various	$6.3	9.0%	$70.0	JACK Entertainment
JACK Cleveland Casino JACK Thistledown Racino	10/28/2019	1/24/2020	$65.9	12.8x / 7.8%	$843.3	JACK Entertainment
Completed Dispositions						
Harrah's Reno	1/15/2020	9/30/2020	No Change to Rent under Regional Master Lease	N/A	$31.1	N/A

Financing Activities

Debt Capital Markets

Unsecured Notes Offering of $2,500 million
- On February 5, 2020, issued $750 million 5-Year Notes at 3.500%, $750 million 7-Year Notes at 3.750% and $1,000 million 10.5-Year Notes at 4.125% and redeemed in full the $498 million Second Lien Secured Notes on February 20, 2020

Repriced Term Loan B Facility to L + 1.75%
- On January 24, 2020, repriced the Term Loan B Facility from L + 2.00% to L + 1.75%

Inaugural Unsecured Notes Offering of $2,250 million
- On November 26, 2019, issued $1,000 million 7-Year Notes at 4.250% and $1,250 million 10-Year Notes at 4.625% and prepaid the $1,550 million CPLV CMBS debt

Upsized Revolving Credit Facility to $1,000 million
- On May 15, 2019, amended facility to increase borrowing capacity by $600 million and to extend the maturity date to May 2024

Term Loan B - $500 million Swap
- On January 3, 2019, entered into $500 million swap at a blended rate of 2.38%

Equity Capital Markets

$662 million Follow-On Equity Offering at $22.15 per share
- On June 19, 2020, offered 29.9 million shares to be issued upon settlement of the forward sale agreement
- On September 28, 2020, settled 3 million shares of the forward sale agreement

Up to $750 million At-the-Market ("ATM") Equity Program
- During February 2020, issued 7.5 million shares raising net proceeds of $200 million
- During Q1 2019, issued 6.1 million shares raising net proceeds of $128 million

$2,473 million Follow-On Equity Offering at $21.50 per share
- On June 28, 2019, issued 50 million shares with the remaining 65 million shares to be issued upon settlement of the forward component of the offering
- On June 2, 2020, settled remaining 65 million share forward sale agreements

1. Loan includes $65 million initial term loan and a $15 million delayed draw term loan at borrower's option.

VICI Q3 2020 Supplemental Financial & Operating Data

21

Embedded Growth Pipeline

VICI

	Two Las Vegas Strip ROFRs (First Asset: Bally's, Flamingo, Paris, Planet Hollywood; Second Asset: Bally's, Flamingo, Paris, Planet Hollywood, The LINQ)					Put / Call Agreements			Baltimore ROFR[1]	Chelsea Piers New York
	BALLY'S LAS VEGAS	Flamingo LAS VEGAS	Paris	planet hollywood	THE LINQ	Harrah's HOOSIER PARK RACING & CASINO	INDIANA GRAND RACING · CASINO	CAESARS FORUM	HORSESHOE CASINO · BALTIMORE	CHELSEA PIERS NEW YORK
Location / Jurisdiction	LV Strip	LV Strip	LV Strip	LV Strip	LV Strip	Anderson, IN	Shelbyville, IN	LV Strip	Baltimore, MD	New York, NY
Casino Space Sq. Ft.	68,400	72,300	95,300	64,500	32,900	55,300	105,100	--	122,000	--
# of Tables	70	110	100	110	60	28	61	--	210	--
# of Slots	940	1,120	980	1,070	780	1,710	2,070	--	2,200	--
# of Rooms	2,810	3,450	2,920	2,520	2,250	--	--	--	--	--
Highlights	• Opportunity to expand presence on Las Vegas Strip and potential to diversify tenant base					• Highly attractive Indianapolis market with the potential for growth from table games		• Bolsters Las Vegas asset base with newly built, world class convention center	• Furthers geographic diversification with urban core real estate	• Iconic experiential asset with diverse revenue streams expands VICI's investment universe
Terms	• Two ROFRs on Las Vegas Strip assets to be sold by Caesars (whether as a "WholeCo" or "OpCo/PropCo" sale) – First asset can only be Bally's, Flamingo, Paris or Planet Hollywood – Second asset can be from the same group plus The LINQ • Terms subject to negotiation					• 13.0x call / 12.5x put, commencing on Jan. 1, 2022 and expiring on Dec. 31, 2024		• 13.0x put from Jan. 1, 2024 to Dec. 31, 2024 • 13.0x call from Sept. 18, 2025 to Dec. 31, 2026	• Terms subject to negotiation	• We entered into an agreement with Chelsea Piers for the life of the loan, subject to a minimum of 5 years, that could lead to a longer-term financing partnership in the future

1. Subject to any consent required from Caesars' joint venture partners with respect to Horseshoe Baltimore.

VICI Q3 2020 Supplemental Financial & Operating Data

22

Definitions of Non-GAAP Financial Measures FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate and gains (or losses) on debt extinguishment, other non-recurring non-cash transactions (such as non-cash gain upon lease modification) and non-cash adjustments attributable to non-controlling interest with respect to certain of the foregoing. The non-cash change in allowance for credit losses consists of estimated credit loss for our Investments in leases - sales-type and direct financing, Investments in leases - financing receivables and Investments in loans as a result of our adoption of ASU No. 2016-13 - Financial Instruments-Credit Losses (Topic 326). No similar adjustments are reflected in prior periods because the accounting standard was adopted effective January 1, 2020 and does not require retrospective application. Please see Note 6 - Allowance for Credit Losses in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 for further information. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense and interest income (collectively, interest expense, net) and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. VICI Q3 2020 Supplemental Financial & Operating Data 23

VICI Q3 2020 Supplemental Financial & Operating Data VICI Q4 2018 Supplemental Financial & Operating Data